Exhibit 10.1

Richtech Robotics Receives Notification from Nasdaq Regarding Late Filing of Form 10-Q

LAS VEGAS, May 28, 2026 (GLOBE NEWSWIRE) — Richtech Robotics Inc. (Nasdaq: RR) (“Richtech Robotics” or “the Company”), a Nevada-based robotics company developing AI-driven automation solutions for commercial and industrial applications, announces that it has received a notice (the “Notice”) from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”), stating that the Company is not in compliance with Nasdaq Listing Rule 5250(c)(1) (the “Rule”), because it has not timely filed its Quarterly Report on Form 10-Q for the period ended March 31, 2026 (the “Form 10-Q”) with the U.S. Securities and Exchange Commission (the “SEC”). The Rule requires Nasdaq-listed companies to timely file all required periodic financial reports with the SEC.

Nasdaq has provided the Company with 60 calendar days from the date of Notice, or until July 21, 2026, to submit a plan to regain compliance. If Nasdaq accepts the Company’s plan, then Nasdaq may grant the Company up to 180 days from the due date for the filing of the Form 10-Q, or until November 16, 2026, to regain compliance. However, there can be no assurance that Nasdaq will accept the Company’s plan to regain compliance or that the Company will be able to regain compliance within any extension period granted by Nasdaq. If Nasdaq does not accept the Company’s plan, then the Company will have the opportunity to appeal that decision to a Nasdaq hearings panel.

The Notice has no immediate effect on the listing or trading of the Company’s securities. However, if the Company fails to timely regain compliance with the Rule, the Company’s securities will be subject to delisting from the Nasdaq Capital Market.

The Company is working diligently to finalize the financial statements and to file the Form 10-Q as soon as practicable.

About Richtech Robotics

Richtech Robotics develops advanced robotic solutions and the data infrastructure that makes its robots more intelligent. Guided by three strategic pillars — Industrial, Commercial, and Data Services — Richtech Robotics aims to deliver dependable automation, consistent service performance, and continuous AI-driven improvement at scale. From factory floors to hospitality venues, our robots work alongside people to enhance efficiency, precision, and quality. Learn more at www.RichtechRobotics.com, and connect with us on X, LinkedIn and YouTube.

Forward Looking Statements

Certain statements in this press release are forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995. These statements may be identified by the use of forward-looking words such as “anticipate,” “believe,” “forecast,” “estimate,” “expect,” and “intend,” among others. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties.

These forward-looking statements are based on Richtech Robotics’ current expectations and actual results could differ materially. There are a number of factors that could cause actual events to differ materially from those indicated by such forward-looking statements. Investors should read the risk factors set forth in Richtech Robotics’ Annual Report on Form 10-K, filed with the Securities and Exchange Commission (the “SEC”) on January 20, 2026, and periodic reports filed with the SEC on or after the date thereof. All of Richtech Robotics’ forward-looking statements are expressly qualified by all such risk factors and other cautionary statements. The information set forth herein speaks only as of the date thereof. New risks and uncertainties arise over time, and it is not possible for Richtech Robotics to predict those events or how they may affect Richtech Robotics. If a change to the events and circumstances reflected in Richtech Robotics’ forward-looking statements occurs, Richtech Robotics’ business, financial condition and operating results may vary materially from those expressed in Richtech Robotics’ forward-looking statements.

Readers are cautioned not to put undue reliance on forward-looking statements, and Richtech Robotics assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise.

Contacts:

Investors:

CORE IR

investors@richtechrobotics.com

Media:

Kelsey Romero

press@richtechrobotics.com